Disclosures Regarding Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
Disclosures Regarding Financial Instruments
26.	DISCLOSURES REGARDING FINANCIAL INSTRUMENTS

(a)

Turquoise Hill is exposed to credit risk with respect to its accounts receivable and other long-term investments. The significant concentrations of credit risk are situated in Mongolia and China. Turquoise Hill does not mitigate the balance of this risk.

(b)

Turquoise Hill is exposed to interest rate risk with respect to the variable rates of interest incurred on the interim and bridge funding facilities (Note 11) and cash and cash equivalents. Interest rate risk is concentrated in Canada and principally relates to the U.S. dollar LIBOR. Turquoise Hill does not mitigate the balance of this risk.